UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2019

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York	13203
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported on a Current Report on Form 8-K12B filed by Carrols Restaurant Group, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 6, 2019 (the “Initial Form 8-K”), on April 30, 2019 the Company completed the acquisition of the subsidiaries of Cambridge Franchise Holdings, LLC which together owned and operated 165 Burger King® restaurants, 55 Popeyes® restaurants and six convenience stores.

This Form 8-K/A is being filed to amend Item 9.01 of the Initial Form 8-K. This amendment provides the audited financial information of the Cambridge Franchise Holdings Businesses and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Initial Form 8-K pursuant to applicable regulation.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of the business acquired

The audited financial information of the Cambridge Franchise Holdings Businesses for the fiscal year ended December 31, 2016 is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The audited financial information of the Cambridge Franchise Holdings Businesses for the fiscal years ended December 31, 2017 and December 31, 2018 required by this item was previously filed in Carrols Holdco Inc.’s Registration Statement on Form S-4, as amended (Registration No. 333-230554), filed with the SEC on April 11, 2019 and is incorporated by reference herein.

(b) Pro forma financial information

The pro forma financial information required by this item was previously filed in Carrols Holdco Inc.’s Registration Statement on Form S-4, as amended (Registration No. 333-230554), filed with the SEC on April 11, 2019 and is incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Combined Financial Information of the Cambridge Franchise Holdings Businesses for the fiscal year ended December 31, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carrols Restaurant Group, Inc.

Date: July 12, 2019	By:	/s/ Paul R. Flanders
Name: Paul R. Flanders Title: Vice President, Chief Financial Officer and Treasurer